Exhibit 10.16
AMENDMENT TO VARIOUS EQUITY-BASED PLANS

          WHEREAS, Cendant Corporation (the “Corporation”) maintains equity-based plans listed on Annex A (each such plan, a “Plan,” and collectively, the “Plans”);
          WHEREAS, each of the Plans provides that the Board of Directors of the Corporation (the “Board”) may amend the Plan in accordance with its terms;
          WHEREAS, in connection with the adoption of a new accounting rule, FAS 123R, which is scheduled to go into effect for the Corporation in 2006, and in order to effectuate a clarifying amendment to the Trendwest Resorts Plan (as hereinafter defined), the Board desires to amend the Plans;
          NOW, THEREFORE, the Plans are hereby amended as follows, effective as of October 7, 2005:
1.	The 1999 Broad-Based Employee Stock Option Plan (the “1999 Broad-Based Plan”)
Section 3(b) of the 1999 Broad-Based Plan is hereby amended in its entirety to read as follows:
Adjustment of Shares. In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Committee or Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Stock Option shall always be a whole number.

2.	The 1997 Employee Stock Plan of Cendant Corporation (the “1997 Broad-Based Plan”)

CUC International Inc. 1997 Stock Incentive Plan (the “1997 Stock Incentive Plan”)
The third paragraph of Section 3 of the 1997 Employee Plan and the third paragraph of Section 3 of the 1997 Stock Incentive Plan are each hereby amended in their entirety to read as follows:
In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger,consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, the Committee or Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Stock Options and Stock Appreciation Rights, in the number and kind of shares subject to other outstanding Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number. Such adjusted option price shall also be used to determine the amount payable by the Corporation upon the exercise of any Stock Appreciation Right associated with any Stock Option.

3.	CUC International Inc. 1997 Stock Option Plan (the “CUC 1997 Stock Option Plan”)

Cendant Corporation.. 1987 Stock Option Plan (the “1987 Stock Option Plan”)

1997 Stock Option Plan of Cendant Corporation (the “Cendant. 1997 Stock Option Plan”)

1990 Directors Stock Option Plan of CUC International Inc. (the “1990 Directors Stock Option Plan”)

1992 Employee Stock Option Plan of Cendant Corporation (the “Cendant 1992 Employee Plan”)
Section 11 of the CUC 1997 Stock Option Plan, Section 11 of the 1987 Stock Option Plan, Section 11 of the Cendant 1997 Stock Option Plan, Section 10 of the 1990 Directors Stock Option Plan, and Section 11 of the Cendant 1992 Employee Plan are each hereby amended in their entirety as follows:
Adjustment of Shares. In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board of Directors shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding stock options granted hereunder and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any stock option shall always be a whole number. The determination of the Committee as to what adjustments shall be made, and the extent thereof, shall be final. Unless otherwise determined by the Committee, such adjustment shall be subject to the same vesting schedule and restrictions to which the underlying option is subject.

4.	Galileo International, Inc. 1999 Equity and Performance Incentive Plan (the “1999 Equity and Performance Incentive Plan”)

The first sentence of Section 11 of the 1999 Equity and Performance Incentive Plan is hereby amended in its entirety as follows:
In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plans, in the number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Deferred Shares, Stock Payments and Performance Shares granted hereunder, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, in the number and kind of shares or other securities covered thereby and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any award shall always be a whole number.

5.	Cendant Corporation Move.com Group 1999 Stock Option Plan (the “Move.com Plan”) Completehome.com, Inc. 1999 Stock Option Plan (the “Completehome.com Plan”)
Section 3(b) of the Move.com Plan and Section 3(b) of the Completehome.com Plan are each hereby amended in their entirety as follows:
Adjustment of Shares. In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Corporation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Corporation, or any exchange of the Corporation’s common securities for securities to be issued by the Corporation’s parent corporation, including but not limited to securities commonly referred to as a “tracking stock”, the Committee or Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, the limit on options that may be granted to an individual optionee under paragraph (a) above, in the number, the kind and option price of shares subject to outstanding Stock Options and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Stock Option shall always be a whole number.

6.	1999 Employee Stock Option Plan of Netmarket Group Inc. (the “Netmarket Plan”)

The first sentence of Section 4(b) of the Netmarket Plan is hereby amended in its entirety as follows:
In the event of any Adjustment Event, the Committee or Board shall make such substitution or adjustments in the aggregate number and kind of Shares reserved for issuance under the Plan, in the number, kind and exercise price of Shares subject to outstanding Stock Options and any other provision of such Stock Option, and/or such other equitable substitution or adjustments as it may determine in its sole discretion to be appropriate to take into account the effects of such Adjustment Event; provided that the number of Shares subject to any Stock Option shall always be a whole number.

7.	Fairfield Communities, Inc. 2000 Incentive Stock Plan (the “Fairfield 2000 Plan”)

The first sentence of Section 10 of the Fairfield 2000 Plan is hereby amended in its entirety as follows:
In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number of Common Shares covered by outstanding Option Rights, Appreciation Rights, Performance Shares, Performance Units and other awards granted hereunder, in the Option Price and Base Price provided in outstanding Option Rights and Appreciation Rights, in the number and kind of shares or other securities covered thereby and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any award shall always be a whole number.

8.	Trendwest Resorts, Inc. 1997 Employee Stock Option Plan (the “Trendwest Resorts Plan”)
Section 11.1 of the Trendwest Resorts Plan is hereby amended in its entirety as follows:
Adjustments Upon Changes in Capitalization. In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board of Directors shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Incentive Stock Options and Nonqualified Stock Options, in the Maximum Annual Optionee Grant set forth in Section 5.1, and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any option shall always be a whole number.
The first sentence of Section 11.2 of the Trendwest Resorts Plan is hereby amended in its entirety as follows:
Except as provided in subsection 11.1, upon a merger, consolidation, acquisition of property or stock, separation, reorganization (other than a merger or reorganization of the Company in which the holders of Common Stock immediately prior to the merger or reorganization have the same proportionate ownership of Common Stock in the surviving corporation immediately after the merger or reorganization) or liquidation of the Company, as a result of which the shareholders of the Company receive cash, stock or other property in exchange for their shares of Common Stock, any option granted hereunder shall terminate, but, provided that the Optionee shall have the right immediately prior to any such merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to exercise his or her option in whole or in part whether or not the vesting requirements set forth in the option agreement have been satisfied.

9.	Hospitality Franchise Systems, Inc. 1993 Stock Option Plan (the “Hospitality Franchise Systems Plan”)

Avis Group Holdings, Inc. 1997 Stock Option Plan (the “Avis 1997 Stock Option Plan”)

Cheap Tickets, Inc. 1999 Stock Incentive Plan (the “Cheap Tickets Plan”)
Section 8(a) of the Hospitality Franchise Systems Plan, Section 8 of the Avis 1997 Stock Option Plan and the first sentence of Section 10 of the Cheap Tickets Plan are each hereby amended in their entirety as follows:
In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Options and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Option shall always be a whole number.

10.	Cendant Corporation 1992 Bonus and Salary Replacement Stock Option Plan (the “1992 Bonus and Salary Replacement Stock Option Plan”)

The first paragraph of Section 11 of the 1992 Bonus and Salary Replacement Stock Option Plan is hereby amended in its entirety as follows:
In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board of Directors shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding options and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any option shall always be a whole number.

11.	Fairfield Communities, Inc. Fourth Amended and Restated 1997 Stock Option Plan (the “Fairfield 1997 Stock Option Plan”)

The first sentence of Section 6 of the Fairfield 1997 Stock Option Plan is hereby amended in its entirety as follows:
In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Compensation Committee or Board shall make such substitution or adjustments in the maximum number of shares specified in Paragraph 3 and Paragraph 4, in the number, kind and option price of shares subject to outstanding Stock Options and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Stock Option shall always be a whole number.

12.	Galileo International, Inc. 1997 Stock Incentive Plan (the “Galileo 1997 Stock Incentive Plan”)

The first sentence of Section 9.1 of the Galileo 1997 Stock Incentive Plan is hereby amended in its entirety as follows:
In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board shall make such substitution or adjustments in the maximum number of shares of Common Stock issuable pursuant to the Plan, the number of shares subject to awards under the Plan, the exercise price with respect to options and tandem SARs and the base price with respect to freestanding SARs and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any award shall always be a whole number.

13.	Avis Group Holdings, Inc. 2000 Incentive Compensation Plan (the “Avis 2000 Incentive Compensation Plan”)

Section 4.3 of the Avis 2000 Incentive Compensation Plan is hereby amended in its entirety as follows:
Adjustments in Authorized Shares. In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board shall make such substitution or adjustments in the number, class and type of shares of stock which may be delivered under Section 4.1, in the number, class and type, and/or price (such as the Option Price of Options or the grant price of SARs) of shares subject to outstanding Awards granted under the Plan, in the Award limits set forth in Section 4.2, and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of Shares subject to any Award shall always be a whole number.

14.	Orbitz, Inc. 2002 Stock Plan (the “Orbitz 2002 Plan”)

The first sentence of Section 14(a) of the Orbitz 2002 Plan is hereby amended in its entirety as follows:
In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board shall make such substitution or adjustments in (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options, Stock Purchase Rights, Restricted Stock Awards or SARs may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 3 on the maximum number of shares which may be issued); (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, Stock Purchase Rights, Restricted Stock Awards or SARs; (iii) the grant or exercise price with respect to any Option, Stock Purchase Right or SAR, and/or (iv) such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares of Common Stock subject to any award shall always be a whole number.

15.	Orbitz, Inc. 2000 Stock Plan (the “Orbitz 2000 Plan”)

The first sentence of Section 14(a) of the Orbitz 2000 Plan is hereby amended in its entirety as follows:
In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Options, Stock Purchase Rights or SARs, in the number and kind of shares subject to other outstanding Restricted Stock Awards granted under the Plan and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any award shall always be a whole number.

16.	Sierra On-Line, Inc. 1995 Stock Option and Award Plan (the “Sierra On-Line Plan”)

The first sentence of Section 13.1 of the Sierra On-Line Plan is hereby amended in its entirety as follows:
In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board shall make such substitution or adjustments in the (i) maximum number of and class of securities subject to the Plan as set forth in Section 4.1, (ii) maximum number and class of securities that may be made subject to Awards to any individual Participant as set forth in Section 4.2, (iii) number and class of securities that are subject to any outstanding Award and the per share price of such securities, without any change in the aggregate price to be paid therefor, and/or (iv) such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of securities subject to any Award shall always be a whole number.

17.	The Trip.com, Inc. 1997 Stock Plan (the “Trip.com Plan”)

The first two sentences of Section 12(a) of the Trip.com Plan are hereby deleted in their entirety and are replaced with the following sentence:
In the event of any change in corporate capitalization, such as a stock split or a corporate transaction, or any merger, consolidation, separation, including a spin-off, or other distribution of stock or property of the Company, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee or Board shall make such substitution or adjustments in the aggregate number and kind of shares reserved for issuance under the Plan, in the number, kind and option price of shares subject to outstanding Options or Stock Purchase Rights and/or such other equitable substitution or adjustments as it may determine to be appropriate in its sole discretion; provided, however, that the number of shares subject to any Option or Stock Purchase Right shall always be a whole number.

Annex A
1.	The 1999 Broad-Based Employee Stock Option Plan

2.	1997 Employee Stock Plan of Cendant Corporation

3.	CUC International Inc. 1997 Stock Incentive Plan

4.	CUC International Inc. 1997 Stock Option Plan

5.	Cendant Corporation 1987 Stock Option Plan

6.	1997 Stock Option Plan of Cendant Corporation

7.	1990 Directors Stock Option Plan of CUC International Inc.

8.	1992 Employee Stock Option Plan of Cendant Corporation

9.	Galileo International, Inc. 1999 Equity and Performance Incentive Plan

10.	Cendant Corporation Move.com Group 1999 Stock Option Plan

11.	Completehome.com, Inc. 1999 Stock Option Plan

12.	1999 Employee Stock Option Plan of Netmarket Group Inc.

13.	Fairfield Communities, Inc. 2000 Incentive Stock Plan

14.	Trendwest Resorts, Inc. 1997 Employee Stock Option Plan

15.	Hospitality Franchise Systems, Inc. 1993 Stock Option Plan

16.	Avis Group Holdings, Inc. 1997 Stock Option Plan

17.	Cheap Tickets, Inc. 1999 Stock Incentive Plan

18.	Cendant Corporation 1992 Bonus and Salary Replacement Stock Option Plan

19.	Fairfield Communities, Inc. Fourth Amended and Restated 1997 Stock Option Plan

20.	Galileo International, Inc. 1997 Stock Incentive Plan

21.	Avis Group Holdings, Inc. 2000 Incentive Compensation Plan

22.	Orbitz, Inc. 2002 Stock Plan

23.	Orbitz, Inc. 2000 Stock Plan

24.	Sierra On-Line, Inc. 1995 Stock Option and Award Plan

25.	The Trip.com, Inc. 1997 Stock Plan

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